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                                                                      EXHIBIT 24

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-33584) of Rexene Corporation of our reports dated February 10, 1994 appearing on pages F-2 and F-3 of this Form 10-K.

                                          PRICE WATERHOUSE

Dallas, Texas
February 10, 1994